                                                                       EXHIBIT 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-32504) and Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 33-1329) of Inland Steel Industries, Inc. of our report dated May 30, 1997 appearing on page 1 of Exhibit 1 to this Form 11-K.



                                              PRICE WATERHOUSE LLP


Chicago, Illinois
June 26, 1997